UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2008

Charlotte Russe Holding, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-27677	33-0724325
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4645 Morena Boulevard, San Diego, CA	92117
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 587-1500

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 20, 2008, Charlotte Russe Holding, Inc. (the “Company”) issued a press release, attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing that it intends to commence a modified “Dutch Auction” tender offer for up to 4,000,000 shares of the Company’s common stock at a range of $18.00 to $20.00 per share.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated February 20, 2008

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This Current Report on Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell shares of the Company. Stockholders of the Company are urged to read the relevant tender offer documents when they become available because they will contain important information that stockholders should consider before making any decision regarding tendering their shares. At the time the offer is commenced, the Company will file tender offer materials with the Securities and Exchange Commission (the “SEC”), including an offer to purchase, a related letter of transmittal and certain other offer documents. The tender offer materials will contain important information which should be read carefully before any decision is made with respect to the tender offer. The offer to purchase, the related letter of transmittal and certain other offer documents will be made available to all stockholders of the Company at no expense to them. The tender offer materials will be available for free at the SEC’s website at http://www.sec.gov. In addition, stockholders of the Company will be able to obtain a free copy of these documents from the information agent for the tender offer, by mailing requests for such materials to MacKenzie Partners, Inc., 105 Madison Avenue, New York, New York 10016, or by emailing tenderoffer@mackenziepartners.com or calling (800) 322-2885.

In addition to the offer to purchase, the related letter of transmittal and certain other offer documents, the Company files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by the Company at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. The Company’s filings with the SEC are also available to the public from commercial document-retrieval services and at the website maintained by the SEC at http://www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARLOTTE RUSSE HOLDING, INC.

By:	/s/ Patricia K. Johnson
Patricia K. Johnson Executive Vice President, Chief Financial Officer and Treasurer

Date: February 20, 2008

INDEX TO EXHIBITS

99.1	Press Release, dated February 20, 2008